                                                                    EXHIBIT 10.7



                              SUBSIDIARY GUARANTY

                             Dated April 24, 1998

                                     From

               THE PARTIES LISTED ON THE SIGNATURE PAGES HEREOF

                           as SUBSIDIARY GUARANTORS,
                           -- ---------------------

                                  in favor of

                      THE SECURED PARTIES REFERRED TO IN
                             THE CREDIT AGREEMENT
                              REFERRED TO HEREIN

                               TABLE OF CONTENTS
                               -----------------



                                                                        Page
SECTION 1.  Subsidiary Guaranty; Limitation of Liability...............  1

SECTION 2.  Subsidiary Guaranty Absolute...............................  2

SECTION 3.  Waiver.....................................................  3

SECTION 4.  Subrogation................................................  4

SECTION 5.  Payments Free and Clear of Taxes, Etc......................  5

SECTION 6.  Representations and Warranties.............................  7

SECTION 7.  Covenants..................................................  9

SECTION 8.  Amendments, Etc............................................ 10

SECTION 9.  Notices, Etc............................................... 10

SECTION 10. No Waiver; Remedies.......................................  10

SECTION 11. Right of Set-off..........................................  10

SECTION 12. Indemnification...........................................  11

SECTION 13. Continuing Subsidiary Guaranty; Assignments
             under the Credit Agreement...............................  11

SECTION 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc....  11

          SUBSIDIARY GUARANTY, dated April 24, 1998 made by the parties listed on the signature pages hereof (each such party, a "Subsidiary Guarantor"), in
                                                   --------------------
favor of the Secured Parties (as defined in the Credit Agreement referred to below).

          PRELIMINARY STATEMENT. The Lender Parties and Banque Nationale de Paris, as Swing Line Bank and as Agent, are parties to a Credit Agreement dated as of April 24, 1998 (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit
                                                                 ------
Agreement", the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with Iron Age Corporation, a Delaware corporation (the "Borrower"). Each Subsidiary Guarantor may receive a portion
                  --------
of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Secured Hedge Agreements with the Borrower from time to time that each Subsidiary Guarantor shall have executed and delivered this Subsidiary Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement, each Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, hereby agrees as follows:

          SECTION 1.  Subsidiary Guaranty; Limitation of Liability.  (a)  Each
                      --------------------------------------------
Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Loan Party now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed
                                                         ----------
Obligations"), and agrees to pay any and all reasonable expenses (including
-----------
counsel fees and expenses) incurred by the Agent or any other Secured Party in enforcing any rights under this Subsidiary Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Subsidiary Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.

          (b) (i) Each Subsidiary Guarantor and by its acceptance of this Subsidiary Guaranty, the Agent and each other Secured Party, hereby confirms that it is the intention of all such parties that this Subsidiary Guaranty not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent

     Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Subsidiary Guaranty. To effectuate the foregoing intention, the Agent, the other Secured Parties and the Subsidiary Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Subsidiary Guaranty shall not exceed the greater of (A) the net benefit realized by such Subsidiary Guarantor from the proceeds of the Advances made from time to time by the Borrower to such Subsidiary Guarantor or any subsidiary of such Subsidiary Guarantor and (B) the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Subsidiary Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the Obligations of such other Subsidiary Guarantor under this Subsidiary Guaranty, result in the Obligations of such Subsidiary Guarantor under this Subsidiary Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any
                           --------------
     similar Federal or state law for the relief of debtors.

          (ii) Each Subsidiary Guarantor agrees that in the event any payment shall be required to be made to the Secured Parties under this Subsidiary Guaranty or any other guaranty, such Subsidiary Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Subsidiary Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under the Loan Documents.

          SECTION 2.  Subsidiary Guaranty Absolute.  Each Subsidiary Guarantor
                      ----------------------------
guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Secured Party with respect thereto. The Obligations of each Subsidiary Guarantor under this Subsidiary Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against such Subsidiary Guarantor to enforce this Subsidiary Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Subsidiary Guarantor under this Subsidiary Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Subsidiary Guarantor hereby irrevocably waives to the fullest extent it may legally and effectively do so any defenses it may now or hereafter have in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

          (f) any failure of any Secured Party to disclose to the Borrower, the Parent Guarantor or any Subsidiary Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party or any Subsidiary of any Loan Party now or in the future known to any Secured Party (each Subsidiary Guarantor waiving any duty on the part of the Secured Parties to disclose such information); or

          (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Subsidiary Guarantor or any other guarantor or surety.

This Subsidiary Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

          SECTION 3.  Waivers and Acknowledgments.  (a) Each Subsidiary
                      ---------------------------
Guarantor hereby waives (to the extent permitted by applicable law) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this

Subsidiary Guaranty and any requirement that the Agent, or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any collateral.

          (b) Each Subsidiary Guarantor hereby waives (to the extent permitted by applicable law) any right to revoke this Subsidiary Guaranty and acknowledges that this Subsidiary Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (c) Each Subsidiary Guarantor acknowledges that the Agent may, without notice to or demand upon such Subsidiary Guarantor and without affecting the liability of such Subsidiary Guarantor under this Subsidiary Guaranty, foreclose under any Mortgage by nonjudicial sale, and the Subsidiary Guarantor hereby waives any defense to the recovery by the Agent and the other Secured Parties against such Subsidiary Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

          (d) Each Subsidiary Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 3 are knowingly made in contemplation of such benefits.

          SECTION 4.  Subrogation.  No Subsidiary Guarantor will exercise any
                      -----------
rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's Obligations under this Subsidiary Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Secured Party against the Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Subsidiary Guaranty shall have been paid in full in cash, all Secured Hedge Agreements and the Commitments shall have expired or terminated. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty and the later of
(i) the Termination Date and (ii) the expiration or termination of all Secured Hedge Agreements, such amount shall be held in trust for the benefit of the Agent and the other Secured Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Subsidiary Guaranty thereafter arising. If (A) any Subsidiary Guarantor shall make payment to the Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (B) all of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty shall be paid in full in cash and (C) the Termination Date shall have occurred and all Secured Hedge Agreements shall have expired or terminated, the Agent and the other Secured Parties will, at such Subsidiary Guarantor's request and expense, execute and deliver to such Subsidiary Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Subsidiary Guarantor.

          SECTION 5.  Payments Free and Clear of Taxes, Etc.   (a)  Any and all
                      -------------------------------------
payments by any Subsidiary Guarantor hereunder shall be made, in accordance with
Section 2.12 of the Credit Agreement, free and clear of and without deduction for any Taxes. If any Subsidiary Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender Party or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5) such Lender Party or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Subsidiary Guarantor shall make such deductions and (iii) such Subsidiary Guarantor shall pay the full amount deducted to the relevant taxation authority or other governmental authority in accordance with applicable law.

          (b) In addition, each Subsidiary Guarantor agrees to pay any present or future Other Taxes.

          (c) Each Subsidiary Guarantor shall indemnify the Agent and each other Secured Party for and hold each of them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section paid by the Agent or such other Secured Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Agent or such other Secured Party (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, such Subsidiary Guarantor shall furnish to the Agent, at its address referred to in
Section 9.02 of the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of any Subsidiary Guarantor through an account or branch outside the United States or on behalf of such Subsidiary Guarantor by a payor that is not a United States person, if such Subsidiary Guarantor determines that no Taxes are payable in respect thereof, such Subsidiary Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e) of this Section 5, the terms "United States" and "United States person" shall have the meanings
       -------------       --------------------
specified in Section 7701 of the Internal Revenue Code.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender, initial Swing Line Bank or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by any of the Subsidiary Guarantors or the Agent (but only so long thereafter as such Lender Party remains lawfully able to do so), provide the Agent and the Subsidiary Guarantors with two (2) duly completed copies of Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under the Credit Agreement or the Notes. To the extent that any such form becomes obsolete with respect to any Lender Party, such Lender Party shall, upon the reasonable written request of any of the Subsidiary Guarantors to such Lender Party and the Agent (but only if such Lender Party is lawfully able to do so) provide two (2) copies of either an updated or successor form to the Subsidiary Guarantors and the Agent. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to the Credit Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and
           --------  -------
Acceptance pursuant to which a Lender Party becomes a party to the Credit Agreement, the Lender Party assignor was entitled to payments under subsection
(a) of this Section 5 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to such Subsidiary Guarantor and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender Party has failed to provide any Subsidiary Guarantor with the appropriate form described in subsection (e) of this

Section 5 (other than if such Subsidiary Guarantor has failed to timely request with reasonable notice any appropriate renewal, successor or other form or if any such form otherwise is not required under subsection (e) of this Section 5), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 5 with respect to Taxes imposed by the United States; provided, however, that should a Lender Party become subject to Taxes because of
--------  -------
its failure to deliver a form required hereunder, each Subsidiary Guarantor shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

          (g) If the Agent or any Lender Party, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes or Other Taxes as to which indemnification has been paid by any Subsidiary Guarantor pursuant to Section 5(a) or (c), it shall promptly remit such refund to such Subsidiary Guarantor, net of all out-of-pocket expenses of the Agent or such Lender Party; provided, however, that such Subsidiary
                                --------  -------
Guarantor upon the request of the Agent or such Lender Party, agrees promptly to return such refund to such party in the event such party is required to repay such refund to the relevant taxing authority. The Agent or such Lender Party shall provide such Subsidiary Guarantor with a copy of any notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring repayment of such refund. At the request and expense of any of the Subsidiary Guarantors, the Agent or any Lender Party, as the case may be, shall use commercially reasonably efforts to seek a refund of any Taxes or Other Taxes as to which indemnification has been paid by such Subsidiary Guarantor pursuant to subsection (a) or (c) of this Section 5. Nothing contained herein shall impose an obligation on the Agent or any Lender Party to disclose to any party any information regarding tax affairs and computations.

          (h) Any Lender Party claiming any additional amounts payable pursuant to this Section 5 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

          (i) Without prejudice to the survival of any other agreement of any Subsidiary Guarantor hereunder, the agreements and obligations of each Subsidiary Guarantor contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty.

           SECTION 6.  Representations and Warranties.  Each Subsidiary
                       ------------------------------
Guarantor hereby represents and warrants as follows:

          (a) Such Subsidiary Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed could not have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of such Subsidiary Guarantor has been validly issued, is fully paid and non-assessable and is owned by a Loan Party, free and clear of all Liens, except those created under the Loan Documents.

          (b) The execution, delivery and performance by such Subsidiary Guarantor of this Subsidiary Guaranty are within such Subsidiary Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Subsidiary Guarantor's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award,
     (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Subsidiary Guarantor or any of its properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Subsidiary Guarantor. No Subsidiary Guarantor is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

          (c) After giving effect to the filing of the UCC Financing Statements contemplated by the Credit Agreement and the Collateral Documents, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Subsidiary Guarantor of this Subsidiary Guaranty or the other transactions contemplated hereby, (ii) the grant by any Subsidiary Guarantor of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) of the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect. All applicable waiting periods in connection with the transactions contemplated hereby have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the rights of the Subsidiary Guarantors freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

          (d) This Subsidiary Guaranty and each other Loan Document to which it is a party has been duly executed and delivered by such Subsidiary Guarantor. Each of this Subsidiary Guaranty and each other Loan Document to which it is a party is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (e) There is no action, suit, investigation, litigation or proceeding affecting any Subsidiary Guarantor, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Subsidiary Guaranty or the consummation of the transactions contemplated hereby.

          (f) There are no conditions precedent to the effectiveness of this Subsidiary Guaranty that have not been satisfied or waived.

          (g) Such Subsidiary Guarantor has, independently and without reliance upon the Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Subsidiary Guaranty, and such Subsidiary Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

          SECTION 7.  Covenants.  Each Subsidiary Guarantor covenants and agrees
                      ---------
that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Lender Party shall have any Commitment or any Secured Hedge Agreement shall remain in effect, such Subsidiary Guarantor will at all times perform or observe, and will cause each of its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that the Borrower is to cause such Subsidiary Guarantor or such Subsidiaries to perform or observe.

          SECTION 8.  Amendments, Etc. No amendment or waiver of any provision
                      ---------------
of this Subsidiary Guaranty and no consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent
                         --------  -------
shall, unless in writing and signed by all of the Secured Parties, (i) reduce or limit the liability of such Subsidiary Guarantor hereunder or release any Subsidiary Guarantor hereunder, (ii) postpone any date fixed for payment hereunder or (iii) amend this Section 8.

          SECTION 9.  Notices, Etc.  All notices and other communications
                      ------------
provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Subsidiary Guarantor, to the address set forth below such Subsidiary Guarantor's signature on the signature pages hereof, if to the Agent or any other Lender Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the overnight courier, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Subsidiary Guaranty shall be effective as delivery of a manually executed counterpart thereof.

          SECTION 10. No Waiver; Remedies.  No failure on the part of the Agent
                      -------------------
or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 11. Right of Set-off.  Upon (i) the occurrence and during the
                      ----------------
continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of said Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Subsidiary Guarantor against any and all of the Obligations of such Subsidiary Guarantor now or hereafter existing under this Subsidiary Guaranty, irrespective of whether such Lender Party shall have made any demand under this Subsidiary Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify such Subsidiary Guarantor after any such set-off and application; provided, however, that the failure to
                                        --------  -------
give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

          SECTION 12.  Indemnification.  Without limitation on any other
                       ---------------
Obligations of any Subsidiary Guarantor or remedies of the Secured Parties under this Subsidiary Guaranty, each Subsidiary Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Secured Party's legal counsel) suffered or incurred by such Secured Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms.

          SECTION 13.  Continuing Subsidiary Guaranty; Assignments under the
                       -----------------------------------------------------
Credit Agreement.  This Subsidiary Guaranty is a continuing guaranty and shall
----------------
(i) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty and the later of the Termination Date and the expiration or termination of all Secured Hedge Agreements, (ii) be binding upon each Subsidiary Guarantor, its successors and assigns and (iii) inure to the benefit of and be enforceable by the Agent and the other Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iv), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 9.07 of the Credit Agreement. No Subsidiary Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

          SECTION 14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
                       ------------------------------------------------------
(a) This Subsidiary Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

          (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Subsidiary Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Subsidiary Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Subsidiary Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

          (c) Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) TO THE EXTENT PERMITTED BY LAW, EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT OR ANY OTHER SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Subsidiary Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                 IRON AGE INVESTMENT COMPANY


                                 By: /s/ Keith A. McDonough
                                     -----------------------
                                     Name:  Keith A. McDonough
                                     Title: President


                                 FALCON SHOE MFG. CO.


                                 By: /s/ Keith A. McDonough
                                     ----------------------
                                     Name:  Keith A. McDonough
                                     Title: Vice President